UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

The Howard Hughes Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On August 11, 2023, The Howard Hughes Corporation, a Delaware corporation (the “Company”), implemented a holding company reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 11, 2023, among (i) the Company, (ii) Howard Hughes Holdings Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Holdco”), and (iii) HHC Merger Sub Co., a Delaware corporation and direct wholly owned subsidiary of Holdco (“Merger Sub”), which resulted in Holdco becoming the direct parent company of the Company and replacing the Company as the public company trading on the New York Stock Exchange (the “NYSE”) (the “Reorganization”).

Pursuant to the Merger Agreement, Merger Sub merged with the Company, with the Company surviving as a direct, wholly owned subsidiary of Holdco (the “Merger”). At 4:01 p.m., Eastern Time, on August 11, 2023, the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), was automatically converted into one share of common stock, par value $0.01 per share, of Holdco (“Holdco Common Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of the Company Common Stock immediately prior to the Reorganization. Accordingly, upon consummation of the Reorganization, Company stockholders automatically became stockholders of Holdco, on a one-for-one basis, with the same number and ownership percentage of shares of the same class in Holdco as they held in the Company immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for the Company’s stockholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. In addition, at the Effective Time:

•	each unexercised and unexpired stock option or warrant then outstanding under any Company equity compensation plan, whether or not then exercisable, ceased to represent a right to acquire Company Common Stock and was converted automatically into a right to acquire the same number of shares of Holdco Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time, including without limitation, the vesting schedule (without any acceleration thereof by virtue of the Reorganization) and the per-share exercise price; and

•	each share of restricted stock and any restricted stock unit then outstanding under any Company equity compensation plan that represented or related, as applicable, to the Company Common Stock ceased to represent or relate, as applicable, to Company Common Stock and was converted automatically to represent or relate, as applicable, to Holdco Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time, including, without limitation, the vesting schedule or other lapse restrictions (without any acceleration thereof by virtue of the Reorganization).

Commencing on Monday, August 14, 2023, Holdco will trade under the new ticker symbol “HHH”. Immediately after the consummation of the Reorganization, Holdco had, on a consolidated basis, the same assets, businesses, and operations as the Company had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, Holdco became the successor issuer to the Company pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, shares of Holdco Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

The foregoing does not purport to be a complete description of the Reorganization and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Assignment by the Company of Stock Incentive Plans, Award Agreements, and Other Agreements and Plans to Holdco

In connection with the Reorganization, on August 11, 2023, Holdco and the Company entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Effective Time, the Company assigned to Holdco, and Holdco assumed, all obligations of the Company under (i) all of the Company’s employee, director, and executive compensation plans pursuant to which the Company is obligated to, or may, issue equity securities to its directors, officers, or employees, including any currently-effective amendments thereto and/or restatements thereof (the “Stock Incentive Plans”), (ii) the Company’s equity-based award agreements, programs, sub-plans, notices, and/or similar agreements entered into or issued pursuant to the Stock Incentive Plans, and each outstanding award granted or assumed thereunder (collectively, the “Award Agreements”), and (iii) certain other agreements and plans, including the Company’s deferred compensation plan, the Company’s employment agreements with certain executive officers, the Company’s obligations to provide pay or benefits under non-management director compensation programs and each presently effective indemnification agreement between the Company and its current or former directors and officers (collectively with the Stock Incentive Plans and the Award Agreements, the “Assumed Agreements”). At the Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to the Company in such Assumed Agreement will be read to refer to Holdco and references to Company Common Stock in such Assumed Agreement will be read to refer to Holdco Common Stock.

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The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment and Assumption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.

Commencing on Monday, August 14, 2023, Holdco will trade under the new ticker symbol “HHH”.

The information set forth in Item 1.01 under the heading “Adoption of Agreement and Plan of Merger and Consummation of Reorganization” and in Item 5.03 is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on August 11, 2023, the Company requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Company Common Stock from the NYSE and deregister the Company Common Stock under Section 12(b) of the Exchange Act. The Company intends to file a certificate on Form 15 requesting that the Company Common Stock be deregistered under the Exchange Act and that the Company’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of Holdco to the Exchange Act Section 12(b) registration and reporting obligations of the Company as described under Item 1.01 above).

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time automatically converted into a share of Holdco Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of Company Common Stock immediately prior to the Effective Time.

The information set forth in Item 1.01 under the heading “Adoption of Agreement and Plan of Merger and Consummation of Reorganization” and in Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, the directors of the Company ceased to serve as such, except that David O’Reilly continued to serve as the sole remaining director of the Company, and the officers of the Company continued to serve in their existing roles.

The information set forth in Item 1.01 under the heading “Assignment by the Company of Stock Incentive Plans, Award Agreements, and Other Agreements and Plans to Holdco” is hereby incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2023, upon consummation of the Reorganization, the Company amended and restated its Second Amended and Restated Certificate of Incorporation of the Company (as so amended and restated the “Company Third A&R Charter”) by filing the Company Third A&R Charter as an exhibit to the Certificate of Merger filed with the Secretary of State of the State of Delaware in connection with the Merger (the “Certificate of Merger”), in order to: (i) decrease the authorized number of shares of Company Common Stock from 150,000,000 shares to one thousand (1,000) shares; (ii) remove the authorized number of shares of Preferred Stock; (iii) add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving the Company, other than the election or removal of directors, that requires for its adoption under the DGCL or the Company Charter the approval of the stockholders of the Company shall require the approval of the stockholders of Holdco by the same vote as is required by the DGCL and/or the Company Charter; and (iv) add and remove provisions as appropriate for a wholly owned subsidiary.

In addition, the Amended and Restated Bylaws of the Company, dated November 9, 2010, were amended and restated (as so amended and restated, the “Company Second A&R Bylaws”) to add and remove provisions as appropriate for a wholly owned subsidiary.

The foregoing descriptions of the amendments to the Certificate of Merger, the Company Third A&R Charter and the Company Second A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Merger and the Company Bylaws, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report and incorporated by reference herein.

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FORWARD LOOKING STATEMENTS

Forward-Looking Statements

Statements made in this Current Report that are not historical facts, including statements accompanied by words such as “will,” “believe,” “expect,” “enables,” “realize,” “plan,” “intend,” “assume,” “transform” and other words of similar expression, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s expectations, estimates, assumptions, and projections as of the date of this Current Report and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in the Company’s filings with the Securities and Exchange Commission, including its Quarterly and Annual Reports. The Company cautions you not to place undue reliance on the forward-looking statements contained in this Current Report. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 11, 2023, by and among The Howard Hughes Corporation, Howard Hughes Holdings Inc., and HHC Merger Sub Co.

3.1	Certificate of Merger, dated August 11, 2023.

3.2	Third Amended and Restated Certificate of Incorporation of The Howard Hughes Corporation, dated August 11, 2023.

3.3	Second Amended and Restated Bylaws of The Howard Hughes Corporation, dated August 11, 2023.

10.1	Assignment and Assumption Agreement by and between The Howard Hughes Corporation and Howard Hughes Holdings Inc., dated as of August 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

Date: August 11, 2023	By:	/s/ David O’Reilly
	Name:	David O’Reilly
	Title:	Chief Executive Officer

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